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                                                               EXHIBIT 10.27(c)

              AMENDMENT NO. 2 TO MASTER LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO MASTER LOAN AND SECURITY AGREEMENT (this "Amendment") dated June 30, 1999 amends the Master Loan and Security Agreement dated as of February 10, 1999 (the "Loan Agreement"), between Aames Capital Corporation (the "Borrower") and Greenwich Capital Financial Products, Inc. (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement. The Borrower and the Lender, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, enter into this Amendment and agree as follows:

1.      AMENDMENT

Effective as of June 30, 1999, Section 7.26(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

        "By September 30, 1999, the Borrower shall be required to provide written assurance to the Lender that it is year 2000 compliant; provided that during the period from September 1, 1999 until the date in September, 1999 on which such written assurance is received by the Lender, outstanding Advances under this Loan Agreement may not be greater than the lesser of (a) the Maximum Committed Amount and (b) the sum of the outstanding Advances as of August 31, 1999 and $25 million. The failure of the Borrower to provide satisfactory assurance of year 2000 compliance by September 30, 1999 shall constitute an Event of Default."

2.      REPRESENTATIONS

In order to induce the Lender to execute and deliver this Amendment, the Borrower hereby represents to the Lender that as of the date hereof, after giving effect to this Amendment, the Borrower is in full compliance with all of the terms and conditions of the Loan Agreement and no default or Event of Default has occurred and is continuing under the Loan Agreement.

3.      CONFIRMATION OF COMPLIANCE

The Lender hereby confirms that as of the date hereof the Borrower is in compliance with the covenant contained in Section 7.18 of the Loan Agreement.

4.      MISCELLANEOUS

Except as specifically amended herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan



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Agreement any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be duly executed and delivered as of the date first above written.


                                        AAMES CAPITAL CORPORATION

                                        By: /s/ Barbara S. Polsky
                                           -------------------------------------
                                        Name: Barbara S. Polsky
                                             -----------------------------------
                                        Title: EVP & General Counsel
                                              ----------------------------------

                                        GREENWICH CAPITAL FINANCIAL
                                        PRODUCTS, INC.

                                        By: /s/ John C. Anderson
                                           -------------------------------------
                                        Name: John C. Anderson
                                             -----------------------------------
                                        Title: SVP
                                              ----------------------------------



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